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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 33-96212 of Sanctuary Woods Multimedia Corporation and its subsidiaries (the "Company") on Form S-8 and Registration Statement No. 33-95464 of the Company on Form S-3 of our report dated October 11, 1996 appearing in this Annual Report on Form 10-K/A-3 of the Company for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP
San Francisco, California
January 13, 1997